UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                          ----------------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               May 29, 2008

                          ----------------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of  (Commission File             (IRS Employer
incorporation)                        Number)           Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c)  Appointment of Certain Officer.
     ------------------------------

On May 29, 2008, the Board of Directors of Werner Enterprises, Inc. (the "Company") elected Derek J. Leathers as Chief Operating Officer ("COO") of the Company. This change became effective on May 29, 2008. Each officer of the Company holds their position until the election of officers at the next annual meeting of the Board of Directors and until their successor becomes duly elected and qualified, unless their service is terminated sooner due to death, resignation or otherwise.

Mr. Leathers, 38, joined the Company in 1999 as Managing Director of the Mexico Division and was promoted to Vice President of such division in 2000. During his tenure with the Company, Mr. Leathers was then promoted in 2001 to Vice President-International and held this position until being named Senior Vice President-International in April 2003. He was next promoted to Senior Vice President of the Van Division and International in July 2003 and was named Executive Vice President-Van Division and International in 2004. In 2006, Mr. Leathers became Senior Executive Vice President of Value Added Services and International, and he will retain this position while serving as COO of the Company. Prior to his employment with the Company, Mr. Leathers held various management positions during his eight-year career with Schneider National, a large truckload carrier, including Vice President of Mexico Operations for two years.

In addition to the aforementioned positions with the Company, Mr. Leathers also serves as an officer of several subsidiaries of the Company. He is currently, and has been during the past five years: President of Werner Global Logistics, Inc.; President of Werner Global Logistics U.S., LLC; Chairman of the Board of Werner Global Logistics (Shanghai) Co., Ltd.; President of Werner Enterprises Canada Corporation; and Senior Executive Vice President-Van Division and International of Werner Management, Inc. Mr. Leathers will continue to hold these positions while serving as COO of Werner Enterprises, Inc.

There  are no arrangements or understandings between Mr. Leathers  and  any other  person  pursuant  to which he was selected  as  an  officer  of  the
Company. No family relationships exist between Mr. Leathers and any director, executive officer or nominee for director or executive officer of the Company. He is also not a party to any transactions in which the Company is or was a participant and in which Mr. Leathers has a material interest that require disclosure under Item 404(a) of Regulation S-K of the Securities and Exchange Commission.

Mr. Leathers does not have an employment agreement with the Company and has not entered into any plan, contract or arrangement with the Company in connection with his COO appointment.

                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      June 2, 2008                 By:  /s/ John J. Steele
           ------------------                ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      June 2, 2008                 By:  /s/ James L. Johnson
           ------------------                ------------------------------
                                             James L. Johnson
                                             Senior Vice President,
                                              Controller and Corporate
                                              Secretary